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                                                                      EXHIBIT 21


                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES




PACTIV CORPORATION (DELAWARE)
     PACTIV S.A.S. (FRANCE) .......................................................................100 %
     AIRPACK JAPAN K.K. (JAPAN) (1) ...............................................................100
     PACTIV POLSKA SP.Z.O.O. (POLAND) .............................................................100
     PACTIV SPA (ITALY) ............................................................................98
         (PACTIV CORPORATION OWNS 98%; PACTIV INTERNATIONAL HOLDINGS INC. OWNS 2%)
     COUNCE FINANCE CORPORATION (DELAWARE) ........................................................100
     DONGGUAN PCA PACKAGING CO., LTD. (PEOPLES REPUBLIC OF CHINA) ..................................50
         (PACTIV CORPORATION OWNS 50%; DONGGUAN DONG YA COLOR PRINTING & PACKAGING FACTORY, AN
         UNAFFILIATED COMPANY, OWNS 50%)
     EKCO PRODUCTS, INC. (ILLINOIS) ...............................................................100
     E-Z POR CORPORATION (DELAWARE) ...............................................................100
     HEXACOMB CORPORATION (ILLINOIS) ..............................................................100
     CENTRAL DE BOLSAS, S.A. DE C.V. (MEXICO) ......................................................70
     KOBUSCH PACKAGING EGYPT LTD. (EGYPT)........................................................99.75
         (PACTIV CORPORATION OWNS 99.75%; KOBUSCH - SENGEWALD GMBH OWNS .25%)
     OMNI-PAC S.A.R.L. (FRANCE).....................................................................97
         (PACTIV CORPORATION OWNS 97%; OMNI-PAC GMBH & CO. KG VERPACKUNGSMITTEL OWNS 3%)
     PACTIV ASIA CORPORATION (DELAWARE) ...........................................................100
     PACTIV BUSINESS SERVICES HOLDINGS LLC (DELAWARE) .............................................100
         PACTIV BUSINESS SERVICES LLC (DELAWARE) ..................................................100
     PACTIV CHILE HOLDINGS INC. (DELAWARE) ........................................................100
     PACTIV GERMANY HOLDINGS INC. (DELAWARE).......................................................100

-----------------------
(1) In Dissolution

                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF PACTIV CORPORATION (DELAWARE)
     PACTIV CPI HOLDING COMPANY (DELAWARE) .......................................................................100 %
     PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY) ........................................................100
         KOBUSCH FOLIEN VERWALTUNGSGESELLSHAFT MBH (GERMANY) .....................................................100
           KOBUSCH - SENGEWALD GMBH & CO. KG (GERMANY) ...........................................................100
               (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER; KOBUSCH-FOLIEN
               VERWALTUNGSGESESELLSCHAFT MBH IS THE GENERAL PARTNER)
               KOBUSCH PACKAGING EGYPT LTD.(EGYPT) ..............................................................0.25
                  (KOBUSCH -- SENGEWALD GMBH & CO. KG OWNS 0.25%; PACTIV CORPORATION OWNS 99.75%)
         OMNI-PAC EKCO VERPACKUNGSMITTEL VERWALTUNGSGESELLSCHAFT MBH (GERMANY) ...................................100
            OMNI-PAC EKCO GMBH & CO. KG VERPACKUNGSMITTEL (GERMANY) ..............................................100
               (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER; OMNI-PAC EKCO
               VERPACKUNGSMITTEL VERWALTUNGSGESELLSCHAFT MBH IS THE GENERAL PARTNER)
                  OMNI-PAC POLAND SP Z.O.O. (POLAND) .............................................................100
                  PCA EMBALAJES ESPANA S.L. (SPAIN) ................................................................1
                  (OMNI-PAC EKCO GMBH & CO. KG VERPACKUNGSMITTEL OWNS 1%; PACTIV FOREST PRODUCTS GMBH OWNS 99%)
            OMNI-PAC VERPACKUNGSMITTEL VERWALTUNGSGESELLSCHAFT MBH (GERMANY) .....................................100
            OMNI-PAC GMBH & CO. KG (GERMANY) .....................................................................100
               (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER;
                  OMNI-PAC VERPACKUNGSMITTEL VERWALTUNGSGESELLSCHAFT MBH IS THE GENERAL PARTNER)
                  OMNI-PAC APS (DENMARK) .........................................................................100
                  OMNI-PAC A.B. (SWEDEN) .........................................................................100
                  OMNI-PAC S.A.R.L. (FRANCE) .......................................................................3
                   (OMNI-PAC GMBH & CO. KG OWNS 3%; PACTIV CORPORATION OWNS 97%)

                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF PACTIV CORPORATION (DELAWARE)
   SUBSIDIARIES OF PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
         SENGEWALD KLINIKPRODUKTE VERPACKUNGSMITTEL MBH (GERMANY) ................................................100 %
           SENGEWALD KLINIKPRODUKTE GMBH & CO. KG (GERMANY) ......................................................100
               (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER; SENGEWALD KLINIKPRODUKTE
               VERPACKUNGSMITTEL MBH IS THE GENERAL PARTNER)
               MSP SCHMEISER GMBH.................................................................................100
               SENGEWALD FRANCE S.A.R.L. (FRANCE) (2) ............................................................100
         OMNI-PAC GMBH & CO. KG (GERMANY) ........................................................................100
           (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER;
               OMNI-PAC VERPACKUNGSMITTEL VERWALTUNGSGESELLSCHAFT MBH IS THE GENERAL PARTNER)
         OMNI-PAC EKCO GMBH & CO. KG VERPACKUNGSMITTEL (GERMANY) .................................................100
           (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER;
               OMNI-PAC EKCO VERPACKUNGSMITTEL VERWALTUNGSGESELLSCHAFT MBH IS THE GENERAL PARTNER)
         KOBUSCH-SENGEWALD GMBH & CO. KG (GERMANY) ...............................................................100
           (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER;
               KOBUSCH-FOLIEN VERWALTUNGSGESELLSCHAFT MBH IS THE GENERAL PARTNER)
         SENGEWALD KLINIKPRODUKTE GMBH & CO. KG (GERMANY) ........................................................100
           (PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH IS THE LIMITED PARTNER;
               SENGEWALD KLINIKPRODUKTE VERPACKUNGSMITTEL MBH IS THE GENERAL PARTNER)
     PACTIV EUROPE B.V. (NETHERLANDS) ............................................................................100
     PACTIV FACTORING LLC (DELAWARE) .............................................................................100
     PACTIV RSA LLC (DELAWARE) ...................................................................................100
     PACTIV SALES COMPANY LLC.....................................................................................100
     PACTIV IRISH HOLDING COMPANY LIMITED.........................................................................100
         PACTIV IRISH FINANCE COMPANY.............................................................................100
     PRVNI OBALOVA S.R.O. (CZECH REPUBLIC) .......................................................................100
     PT PROPERTY LLC (DELAWARE) ..................................................................................100
     PACTIV B.V. (NETHERLANDS)....................................................................................100
     PACTIV FOREST PRODUCTS GMBH (GERMANY) .......................................................................100
         PCA EMBALAJES ESPANA S.L. (SPAIN) ........................................................................99
               (PACTIV FOREST PRODUCTS GMBH OWNS 99%; OMNI-PAC EKCO VERPACKUNGSMITTEL GMBH & CO.
                KG OWNS 1%)
     PACTIV HEXACOMB S.A. (SPAIN) ................................................................................100
     PACTIV HUNGARY HOLDINGS INC. (DELAWARE) .....................................................................100
     PACTIV INTERNATIONAL BUSINESS DEVELOPMENT LIMITED (DELAWARE) ................................................100
         AMBASSADOR PACKAGING (IRELAND) LIMITED (IRELAND) ........................................................100

-----------------------
(2) In Dissolution

                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES




SUBSIDIARIES OF PACTIV CORPORATION (DELAWARE)
     PACTIV INTERNATIONAL FINANCE B.V. (NETHERLANDS) .............................................................100 %
     PACTIV INTERNATIONAL HOLDINGS INC. (DELAWARE) ...............................................................100
         PACTIV SPA (ITALY) ........................................................................................2
            (PACTIV INTERNATIONAL HOLDINGS INC. OWNS 2%; PACTIV CORPORATION OWNS 98%.
               SUBSIDIARIES LISTED ON PAGE 1.)
         EMPAQUES PROTECTORES PACTIV S.A. DE C.V. (MEXICO) ........................................................99
            (PACTIV INTERNATION HOLDINGS INC. OWNS MORE THAN 99%; PACTIV MEXICO, S.A. DE C.V. OWNS LESS THAN 1%)
         PACTIV MEXICO , S.A. DE C.V. ..........................................................................99.99
            (PACTIV INTERNATIONAL HOLDINGS INC. OWNS 499.999 SHARES; PACTIV CORPORATION OWNS 1 SHARE)
            EMPAQUES PROTECTORES PACTIV S.A. DE C.V. (MEXICO) .....................................................<1
            (PACTIV MEXICO, S.A. DE C.V. OWNS LESS THAN 1%; PACTIV INTERNATIONAL HOLDINGS INC.
               OWNS MORE THAN 99%)
         PACTIV N.V. (BELGIUM) ....................................................................................<1
            (PACTIV INTERNATIONAL HOLDINGS INC. OWNS LESS THAN 1% OR 18 SHARES; PACTIV CORPORATION OWNS
               APPROXIMATELY 99.6%; THE REMAINDER OF THE SHARE ARE HELD BY UNAFFILIATED THIRD PARTIES)
         WELLENFOAM N.V. (BELGIUM) ................................................................................<1
            (PACTIV INTERNATIONAL HOLDINGS INC. OWNS LESS THAN 1% OR 1 SHARE; PACTIV CORPORATION
               OWNS MORE THAN 99%)
     PACTIV LEASING COMPANY (DELAWARE) ...........................................................................100
     PACTIV MANAGEMENT COMPANY LLC (DELAWARE) ....................................................................100
     PACTIV MEXICO, S.A. DE C.V. (MEXICO) .......................................................................0.01
         (PACTIV CORPORATION OWNS 1 SHARE; PACTIV INTERNATIONAL HOLDINGS INC. OWNS 499,999 SHARES)
     PACTIV NHC INC. (NEVADA) ....................................................................................100
     PACTIV PROTECTIVE PACKAGING INC. (DELAWARE) .................................................................100
     PACTIV ROMANIA HOLDINGS INC. (DELAWARE) .....................................................................100

                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF PACTIV CORPORATION (DELAWARE)
     PCA WEST INC. (DELAWARE) ....................................................................................100
         COAST-PACKAGING COMPANY (CALIFORNIA GENERAL PARTNERSHIP) .................................................50
           (PCA WEST INC. OWNS 50%, AS GENERAL PARTNER; J.G. HADDY SALES COMPANY, AN UNAFFILIATED COMPANY,
               OWNS 50%, AS GENERAL PARTNER)
     PACTIV N.V. (BELGIUM) ......................................................................................99.6
         (PACTIV CORPORATION OWNS APPROXIMATELY 99.6%; PACTIV INTERNATIONAL HOLDINGS INC. OWNS 18 SHARES;
         THE REMAINDER OF THE SHARES ARE HELD BY UNKNOWN THIRD PARTIES)
         PACTIV GMBH (GERMANY) ....................................................................................<1
           (PACTIV N.V. OWNS LESS THAN 1%; PACTIV CORPORATION OWNS MORE THAN 99%)
     PACTIV GMBH (GERMANY) .......................................................................................>99
         (PACTIV CORPORATION OWNS MORE THAN 99%; PACTIV N.V. OWNS LESS THAN 1%)
     TENNECO INC. (NEVADA) (1) ...................................................................................100
     THE BALDWIN GROUP LTD. (UNITED KINGDOM) .....................................................................100
         AMBASSADOR PACKAGING LTD. (UNITED KINGDOM) ..............................................................100
           COASTAL PACKAGING LTD. (UNITED KINGDOM) ...............................................................100
           PREMPACK LIMITED (UNITED KINGDOM) .....................................................................100
           R & H ROBINSON (SHEFFIELD) LTD. (UNITED KINGDOM) ......................................................100
           BALDWIN PACKAGING LIMITED (UNITED KINGDOM)..............................................................<1
               (THE BALDWIN GROUP LTD. OWNS LESS THAN 1% OR 1 SHARE; J&W BALDWIN (HOLDINGS) LTD. OWNS 99.9%)
         J&W BALDWIN (HOLDINGS) LTD. (UNITED KINGDOM) ............................................................100
           BALDWIN PACKAGING LIMITED (UNITED KINGDOM) ...........................................................99.9
               (J&W BALDWIN (HOLDINGS) LTD. OWNS 99.9%; THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE)

-----------------------
(1) In Dissolution

                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES




SUBSIDIARIES OF PACTIV CORPORATION (DELAWARE)
   SUBSIDIARIES OF THE BALDWIN GROUP, LTD. (UNITED KINGDOM)
     SUBSIDIARIES OF J&W BALDWIN (HOLDINGS) LTD. (UNITED KINGDOM)
         SUBSIDIARIES OF BALDWIN PACKAGING LIMITED (UNITED KINGDOM)
               JIFFY RUGATED PRODUCTS LIMITED (UNITED KINGDOM ...................................................99.9%
                  (BALDWIN PACKAGING LIMITED OWNS 99.9%; THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE)
               J&W BALDWIN (MANCHESTER) LIMITED (UNITED KINGDOM) ................................................99.9
                  (BALDWIN PACKAGING LIMITED OWNS 99.9%; THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE)
           JIFFY PACKAGING COMPANY LIMITED (UNITED KINGDOM) .....................................................99.9
               (J&W BALDWIN (HOLDINGS) LTD. OWNS 99.9%; THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE)
           PACTIV JIFFY LTD. (UNITED KINGDOM) ...................................................................99.9
               (J&W BALDWIN (HOLDINGS) LTD. OWNS 99.9%; THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE)
           PENTLAND PACKAGING LIMITED (SCOTLAND) ................................................................99.9
               (J&W BALDWIN (HOLDINGS) LTD. OWNS 99.9%; THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE)
               J&W BALDWIN (MANCHESTER) LIMITED (UNITED KINGDOM) ..................................................<1
                   (THE BALDWIN GROUP LTD. OWNS LESS THAN 1% OR 1 SHARE; BALDWIN PACKAGING LIMITED OWNS 99.9%)
               JIFFY RUGATED PRODUCTS LIMITED (UNITED KINGDOM) ....................................................<1
                   (THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE; BALDWIN PACKAGING LIMITED OWNS 99.9%)
           PENTLAND PACKAGING LIMITED (SCOTLAND) ..................................................................<1
                   (THE BALDWIN GROUP LTD. OWNS LESS THAN 1% OR 1 SHARE; BALDWIN PACKAGING LIMITED OWNS 99.9%)
           JIFFY PACKAGING COMPANY LIMITED (UNITED KINGDOM) .......................................................<1
                   (THE BALDWIN GROUP LTD. OWNS LESS THAN 1% OR 1 SHARE; J&W BALDWIN (HOLDINGS) LIMITED OWNS 99.9%);
           PACTIV JIFFY LTD. (UNITED KINGDOM) .....................................................................<1
                   (THE BALDWIN GROUP, LTD. OWNS LESS THAN 1% OR 1 SHARE; J&W BALDWIN (HOLDINGS) LTD. OWNS 99.9%)
         OMNI-PAC LIMITED (UNITED KINGDOM) .......................................................................100

                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF PACTIV CORPORATION (DELAWARE)
   SUBSIDIARIES OF THE BALDWIN GROUP, LTD. (UNITED KINGDOM)
     SUBSIDIARIES OF J&W BALDWIN (HOLDINGS) LTD. (UNITED KINGDOM
         PACTIV (U.K.) LIMITED (SCOTLAND) ........................................................................100 %
           ALPHA PRODUCTS (BRISTOL) LIMITED (UNITED KINGDOM) .....................................................100
           BRUCEFIELD PLASTICS LIMITED (SCOTLAND) ................................................................100
           PACTIV (CAERPHILLY) LIMITED (UNITED KINGDOM) ..........................................................100
           PACTIV (FILMS) LIMITED (UNITED KINGDOM) ...............................................................100
           PACTIV (LIVINGSTON) LIMITED (UNITED KINGDOM) ..........................................................100
           PACTIV (STANLEY) LIMITED (UNITED KINGDOM) .............................................................100
           POLBETH PACKAGING (CORBY) LIMITED (SCOTLAND) ..........................................................100
         PACTIV LIMITED (UNITED KINGDOM) .........................................................................100
     THE CORINTH AND COUNCE RAILROAD COMPANY (MISSISSIPPI) .......................................................100
         VALDOSTA SOUTHERN RAILROAD COMPANY (FLORIDA) ............................................................100
     798795 ONTARIO LIMITED (ONTARIO) ............................................................................100
         ASTRO-VALCOUR, LTD. (ONTARIO) ...........................................................................100
         PACTIV CANADA INC. (ONTARIO) ............................................................................100
     WELLENFOAM N.V. (BELGIUM) ..................................................................................99.9
         (PACTIV CORPORATION OWNS 99.9%; PACTIV INTERNATIONAL HOLDINGS INC. OWNS LESS THAN 1% OR 1 SHARE)
     WINKLER FORMING, INC.........................................................................................100
     ZHEJING ZHONGBAO PACKAGING (PEOPLES REPUBLIC OF CHINA) .....................................................62.5
         (PACTIV CORPORATION OWNS 62.5%; NON-AFFILIATES OWN 37.5%)